May 17, 2013

Supplement

SUPPLEMENT DATED MAY 17, 2013 TO THE PROSPECTUS OF
MORGAN STANLEY LIMITED DURATION U.S. GOVERNMENT TRUST
Dated May 14, 2013

The following is hereby added as the first paragraph under the section of the Prospectus entitled "Fund Summary—Purchase and Sale of Fund Shares:"

The Fund is not currently offering Class I shares. The Fund may commence offering Class I shares in the future. Any such offerings of the Fund's Class I shares may commence and terminate without any prior notice.

The following is hereby added as the first paragraph under the section of the Prospectus entitled "Shareholder Information—How to Buy Shares:"

The Fund is not currently offering Class I shares. The Fund may commence offering Class I shares in the future. Any such offerings of the Fund's Class I shares may commence and terminate without any prior notice.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

LDTSPT-0513